UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2024

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	VTOL	NYSE

Item 2.03 Creation of a Direct Financial Obligation
BHL Term Loan
As previously disclosed, on January 24, 2024 (the “Facility Agreement Signing Date”), Bristow Helicopters Limited (“BHL”), a subsidiary of Bristow Group Inc. (“the Company”), entered into a Facility Agreement (the “BHL Facility Agreement”) among BHL, as borrower, the lenders from time to time party thereto and National Westminster Bank Plc, as arranger, agent and security trustee, pursuant to which the lenders have agreed to provide commitments in respect of a senior secured term loan facility in an aggregate principal amount of up to pound sterling (“GBP”) 55 million (the “BHL Term Loan Facility” also known as “UKSAR Debt”).

On December 30, 2024, the second Utilisation Date (as defined in the BHL Facility Agreement) occurred under the BHL Facility Agreement, and BHL borrowed approximately GBP 26 million of the total GBP 29 million available thereunder on such date.

Concurrently with the second Utilisation Date and pursuant to a voluntary cancellation notice dated December 30, 2024, BHL voluntarily cancelled Commitments (as defined in the BHL Facility Agreement) in an aggregate principal amount equal to approximately GBP 3 million. Following the second Utilisation Date and such voluntary cancellation, no Commitments remain available to be borrowed by BHL under the BHL Term Loan Facility.

The foregoing description of the BHL Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the BHL Facility Agreement, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description of Exhibits
10.1
Facility Agreement, dated as of January 22, 2024, among BHL, as borrower, the banks and financial institutions party thereto and National Westminster Bank Plc (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on From 8-K filed on January 24, 2024).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristow Group Inc.

December 30, 2024	By:	/s/ Jennifer D. Whalen
Name: Jennifer D. Whalen
Title: Senior Vice President, Chief Financial Officer